UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2215

T. Rowe Price Small-Cap Value Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Given the recent scary financial headlines, I imagine many of you opened this letter with some trepidation. While I have no great news to report, perhaps I can ease your concerns somewhat: While the first half of 2008 was hardly a banner period for the fund, the portfolio declined modestly and fared much better than the overall market. Our fund is designed to do better than the market as a whole during downturns, and I am glad to report that we met that goal over our recent reporting period. Nonetheless, I’m not happy that we lost money, and I have no intention of becoming complacent in the midst of the current financial challenges.

HIGHLIGHTS

• Small-cap stocks fared poorly over the past six months as investors worried about strains in the financial system, rising inflation, and the slowing economy.

• Your fund recorded a modest loss in this period but substantially outperformed its benchmarks.

• In line with our long-term, value orientation, we have focused our buying on the sectors that have been punished the most during the recent market turmoil.

• While commentators have highlighted the novel aspects of the current bear market, I see much that is similar to past downturns, and I urge investors not to panic and liquidate their equity holdings at what may turn out to be very low prices.

The Small-Cap Value Fund returned -3.29% over the past six months. This return measured up well against the steeper losses suffered by the fund’s benchmarks. (Although Lipper classifies the portfolio as small-cap core, we also show results for the small-cap value funds category, which we think is more compatible with our investment style and objective.) Our results helped maintain the fund’s favorable results in comparison with its peers over the 1-, 3-, 5- and 10-year periods ended June 30, 2008. (Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 130 out of 786, 121 out of 628, 68 out of 486, and 30 out of 193 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2008, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

From one perspective, the economy followed a predictable pattern over the past six months as it continued into the cyclical downturn that began at the end of 2007. According to official data, this slowdown appeared to be more benign than most. The economy expanded by 1.0% in the first quarter and thus avoided for a period slipping into recession, at least as the term is usually defined. The job market worsened, but not alarmingly: The unemployment rate was 5.5% in June, about where it stood four years ago when the economy was expanding.

It was the unusual aspects of the slowdown that grabbed the spotlight, however. As the economy dealt with the hangover resulting from a binge on easy credit, the housing slump deepened, with home prices and rates of new construction continuing to fall sharply. While housing slumps often accompany (if not provoke) general economic slowdowns, the scale of this one is worse than most. Particularly worrisome has been the precipitous decline in home prices in some markets following the boom earlier in the decade. Foreclosures increased at a rapid rate as many homeowners found themselves owing more than their homes were worth.

While banks always feel the sting of defaults during economic slowdowns, the financial innovations of the past several years meant that housing’s impact on the overall financial system has been more widespread this time around. Problems in mortgage-backed securities, which had first surfaced last summer, reappeared and grew this spring. Hedge funds, banks, and other investors struggled to account for the losses they had suffered on mortgage-related holdings. What had begun as a problem confined to subprime mortgage loans spread first to other types of home loans and then to unrelated issues as Wall Street firms became reluctant to lend to one another or take new assets onto their books.

In an effort to stem the damage, the Federal Reserve took an active—and, in many ways, unprecedented—role in seeking to restore confidence to the credit markets and stimulate the economy. Policymakers reduced interest rates by 225 basis points (2.25%) in the first part of the year, an aggressive response in comparison to past periods of monetary easing. The central bank also extended credit to primary dealers in Treasury securities and, in a later development, began accepting high-quality mortgage-backed securities as collateral—highly unusual moves that appeared to indicate the Fed’s dire concerns about credit conditions. Finally, the Fed used its own funds to back the takeover of Bear Stearns, one of Wall Street’s largest firms, to avert an almost certain bankruptcy.

By the end of March, the Fed’s efforts appeared to have averted a cascading liquidity crisis on Wall Street. Investors celebrated by bidding stocks higher in April and May, but uncertainty returned with a vengeance in June as investors worried about rising inflation. Oil prices established another series of unwelcome firsts by climbing above $140 per barrel on the futures market at the end of our reporting period. Food prices also increased substantially, and fears grew that the record of constrained inflation that the Fed had maintained for two decades would be at risk. The jump in headline inflation figures and the rise in inflation expectations—one survey showed that Americans expected prices to rise nearly 8% in the coming year, a multi-decade high—led investors to expect that the Fed may need to raise interest rates later this year even if the economy remains weak.

The bleak economic backdrop provided few bright spots for investors. Energy shares did well in response to the rise in oil prices. Financials fared the worst among all sectors as investors attempted to sort out the damage caused by the housing crisis. Consumer discretionary shares also fared poorly as Americans left money at the gas pump they might otherwise have spent at the mall or a restaurant. Despite their generally greater exposure to the domestic economy, small-cap stocks outperformed large-caps. Value stocks lagged growth stocks by some margin, due in part to the heavy representation of financials in the value indices.

PORTFOLIO ACTIVITY

To some extent, the performance of the fund’s holdings followed a simple pattern: Energy producers and those serving them flourished, while companies reliant on the consumer dollar fared poorly. Of the fund’s top 10 contributors, seven were in the energy sector. This list was topped by Encore Acquisition, which specializes in recovering additional oil and gas from old fields. Similarly, energy equipment and services firm TETRA Technologies enjoyed healthy demand for its services in augmenting production from aging wells. Whiting Petroleum was another leading contributor, as the company’s first-quarter earnings soared on record oil prices and increased production. The fund’s results relative to its value benchmark also benefited from our overweight position in the sector—an emphasis we maintain despite some recent profit taking. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

The fund’s industrials and business services holdings also helped results. Genesee & Wyoming, a short-line railroad, benefited in part from heightened demand for coal shipments. Landstar System, a non-asset based trucking company, reported strong earnings in the first quarter. The company has navigated the current economic weakness very well and is positioned to benefit during the early stages of an economic recovery. Defense spending is typically not vulnerable to the economic cycle, and defense contractor FLIR Systems, a maker of thermal imaging devices, maintained its strong performance. Dollar Thrifty Auto Group weighed the most on our results in the sector as its used cars declined in value due to the auto slump and as car rentals suffered from a decline in business and leisure travel.

Unfortunately, most of the fund’s holdings did not fare as well over the past six months; roughly two-thirds experienced losses in the difficult market environment. At the bottom of the heap were our holdings in the financials sector, which suffered a steep correction over the period. Regional banks UCBH Holdings, East West Bancorp, and Preferred Bank struggled as they were forced to set aside capital for nonperforming loans. Real estate investment trust (REIT) Strategic Hotel Capital suffered from the twin forces of a decline in commercial real estate prices and the slump in the hotel industry. Insurers Markel and National Interstate also fell. While we were not able to escape the downdraft in the sector, it helped our results relative to the small-cap benchmarks considerably to be underweight in financials—a stance we have long maintained given the heavy representation of financials in the indexes.

Our consumer discretionary holdings also felt the chill of the worsening economy. Recreational vehicle (RV) maker Winnebago was at the center of the storm; consumers cut back on recreational spending, it became more difficult to obtain financing to purchase the vehicles, and higher fuel prices discouraged potential buyers. Homebuilders such as Meritage and home furnishings holdings such as Stanley Furniture also suffered as fewer people bought and outfitted new houses. Components makers Drew Industries and Dorman Products endured difficult conditions in the auto, RV, and manufactured housing industries.

Holdings in the materials sector detracted from our results, although here the results were mixed. Metals producer Sims was a top 10 contributor that benefited us doubly during the period by acquiring another holding, Metal Management. Conversely, longtime holding Carpenter Technology weighed most on the fund’s results in the period. Although strength in the company’s energy and defense markets served to offset weakness in other business segments, there is lingering concern that aerospace demand will suffer due to production delays at Boeing, skyrocketing fuel costs, and industry consolidation.

Given the fund’s value bent—along with our willingness to be patient—we have focused our purchases over the past six months in the sectors that have been hurt the most amid the recent turmoil. The financials sector has been at the top of our shopping list. I acknowledge many bank stocks have come down for legitimate reasons. Investors recognize that the entire industry is exposed to loans that are in jeopardy, including those made to housing and home developers and commercial real estate firms, as well as those made to finance highly leveraged buyouts by private-equity firms. Still, the individual performance of these stocks is tied to geography and type of loan. Most notably, banks with extensive residential construction and subprime mortgage loans are far worse off than those with greater exposure to more straightforward commercial lending.

As I write, investors are pondering the collapse of IndyMac Bank, the second-largest bank failure in American history. I would not be surprised if we see more regional banks fail, provoking additional action by the Federal Reserve. Still, I am optimistic that the overall financial system is simply undergoing a normal credit cycle. Accordingly, our strategy is to continue to invest in the strongest banks in our asset class, as well as those hard-hit banks that have taken decisive steps to raise additional capital. We have added new banks to the portfolio, and we have also added to many existing positions. In addition, we are investing in REITs whose share prices have fallen to bargain levels amid investor concerns about real estate fundamentals.

Conversely, we have reduced positions in the energy sector following its strong performance over the past several months. We have recently trimmed our position in Atwood Oceanics, a provider of deepwater drilling equipment; Forest Oil; and Whiting Petroleum. We are maintaining our overweight position in the sector, however. While I remain cognizant that a near-term correction may be on the horizon, I also recognize that a supply/demand imbalance is likely to persist over the long term. We also eliminated our position in Cleveland-Cliffs, an iron ore and coal miner, after the stock rose sharply.

A WORD ABOUT THE REOPENING OF THE FUND

On May 1, 2008, the T. Rowe Price Small-Cap Value Fund reopened to new investors after being closed since May 22, 2002. At the time of the closing, the fund’s Board of Directors and I felt that dramatic cash inflows were hurting our ability to invest effectively in the small-cap stocks that are the centerpiece of the fund’s strategy. We have reviewed the status of the closing regularly since then, with a particular focus on cash flows but with a view also on new investment opportunities and the valuation of small-cap stocks relative to other equity categories.

Cash flows can pose both a problem and an opportunity for the fund, and I believe the pendulum has recently swung toward the latter. Recent market declines had resulted in cash outflows from the fund at the same time we were seeing more attractive prices. New flows should permit us to take better advantage of these opportunities as well as allow us to avoid selling positions in order to meet redemptions and thereby incur taxable capital gains for existing shareholders.

OUTLOOK

Mark Twain’s observation that “history doesn’t repeat itself, but it does rhyme” might apply to the current economic situation. Certainly, today is different from past downturns: the collapse of complex financial securities combined with an unprecedented rise in oil prices and a severe housing downturn. Yet I am mindful that each financial upheaval brings with it its own unique circumstances (such as the September 11 attacks during the last contraction or the savings and loan crisis of the late 1980s and early 1990s) while repeating the same basic process: cleansing out the excesses of the preceding period.

In this environment, it is easy for investors to panic and reduce equity holdings at what later turn out to be very low prices. While cognizant of the risks that remain, my 30 years of experience in the investment world suggest that now is a better time to buy than to sell. We are finding good opportunities among small-cap value stocks in this market, and we are comfortable putting cash reserves to work at these levels. At some point (perhaps later this year, perhaps in 2009), it is likely that we will look back on this period and marvel at some of the bargains that were available. In the interim, we are investing prudently, doing our homework, and stress-testing our investment theses. Despite the discomfort of the current environment, I encourage shareholders to stay the course.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may applyto such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 35.92	$ 41.21	$ 36.91	$ 35.68	$ 29.39	$ 21.94
Investment activities						
Net investment income	0.07	0.26	0.25	0.19	0.16	0.12
Net realized and unrealized gain (loss)	(1.25)	(0.39)	5.73	2.97	7.37	7.86
Total from investment activities	(1.18)	(0.13)	5.98	3.16	7.53	7.98
Distributions						
Net investment income	–	(0.28)	(0.27)	(0.17)	(0.16)	(0.12)
Net realized gain	–	(4.88)	(1.41)	(1.76)	(1.08)	(0.41)
Total distributions	–	(5.16)	(1.68)	(1.93)	(1.24)	(0.53)
NET ASSET VALUE						
End of period	**$ 34.74**	**$ 35.92**	**$ 41.21**	**$ 36.91**	**$ 35.68**	**$ 29.39**

Ratios/Supplemental Data

Total return^	**(3.29)%**	**(0.13)%**	**16.24%**	**8.74%**	**25.69%**	**36.43%**
Ratio of total expenses to average net assets	0.83%+	0.81%	0.83%	0.84%	0.86%	0.88%
Ratio of net investment income to average net assets	0.38%+	0.62%	0.63%	0.52%	0.53%	0.48%
Portfolio turnover rate	14.2%+	14.0%	12.2%	11.9%	8.5%	10.3%
Net assets, end of period (in millions)	$ 4,650	$ 4,936	$ 5,387	$ 4,712	$ 4,489	$ 3,287

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 35.74	$ 40.99	$ 36.73	$ 35.50	$ 29.27	$ 21.86
Investment activities						
Net investment income	0.03	0.18	0.18	0.12	0.12	0.10
Net realized and unrealized gain (loss)	(1.24)	(0.38)	5.69	2.96	7.31	7.81
Total from investment activities	(1.21)	(0.20)	5.87	3.08	7.43	7.91
Distributions						
Net investment income	–	(0.17)	(0.20)	(0.09)	(0.12)	(0.09)
Net realized gain	–	(4.88)	(1.41)	(1.76)	(1.08)	(0.41)
Total distributions	–	(5.05)	(1.61)	(1.85)	(1.20)	(0.50)
NET ASSET VALUE						
End of period	**$ 34.53**	**$ 35.74**	**$ 40.99**	**$ 36.73**	**$ 35.50**	**$ 29.27**

Ratios/Supplemental Data

Total return^	**(3.39)%**	**(0.31)%**	**16.02%**	**8.56%**	**25.45%**	**36.24%**
Ratio of total expenses to average net assets	1.00%+	1.02%	1.02%	1.03%	1.03%	1.04%
Ratio of net investment income to average net assets	0.20%+	0.42%	0.44%	0.32%	0.36%	0.34%
Portfolio turnover rate	14.2%+	14.0%	12.2%	11.9%	8.5%	10.3%
Net assets, end of period (in thousands)	$ 555,238	$ 669,775	$ 738,418	$ 608,608	$ 612,195	$ 307,484

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.9%		
CONSUMER DISCRETIONARY 8.0%		
Auto Components 1.1%		
Dorman Products (1)(2)	1,035,000	8,342
Drew Industries (2)	674,000	10,750
Fuel Systems Solutions (2)	615,000	23,677
Shiloh Industries	710,000	6,667
Strattec Security (1)	286,500	10,091
		59,527
Automobiles 0.4%		
Winnebago (1)	1,910,000	19,463
		19,463
Diversified Consumer Services 0.4%		
Corinthian Colleges (2)	1,196,100	13,887
Matthews International, Class A	170,000	7,694
		21,581
Hotels, Restaurants & Leisure 0.6%		
Orient-Express, Class A	595,000	25,847
Steak 'n Shake (2)	1,170,000	7,406
		33,253
Household Durables 2.0%		
Cavalier Homes (1)(2)	1,600,000	3,152
Cavco Industries (1)(2)	525,000	17,183
Chromcraft Revington (1)(2)	460,000	1,587
CSS Industries (1)	950,000	23,009
Dixie Group (2)	950,000	6,251
Hooker Furniture (1)	622,200	10,777
M/I Homes	585,000	9,202
Meritage (2)	600,000	9,102
Orleans Homebuilders (1)	1,215,000	4,447
Palm Harbor Homes (2)	810,000	4,479
Skyline (1)	101,500	2,385

Weyco Group	127,947	3,394
		14,478
Total Consumer Discretionary		418,016
CONSUMER STAPLES 2.2%		
Beverages 0.3%		
Coca-Cola Bottling	381,130	14,094
		14,094
Food & Staples Retailing 0.9%		
Casey's General Stores	300,000	6,951
Nash Finch (1)	803,800	27,546
Winn-Dixie Stores (2)	769,600	12,329
		46,826
Food Products 0.5%		
J.G. Boswell	24,441	22,730
Monterey Pasta (1)(2)	1,260,000	2,545
		25,275
Household Products 0.2%		
Oil-Dri	630,000	11,309
		11,309
Tobacco 0.3%		
Alliance One International (2)	2,895,000	14,794
		14,794
Total Consumer Staples		112,298
ENERGY 12.3%		
Energy Equipment & Services 4.5%		
Atwood Oceanics (2)	280,000	34,815
Carbo Ceramics	380,100	22,179

Hercules Offshore (2)	656,400	24,957
Superior Well Services (2)	230,000	7,293
TETRA Technologies (1)(2)	4,000,000	94,840
Union Drilling (2)	670,000	14,526
W-H Energy Services (2)	345,000	33,030
		231,640

Oil, Gas & Consumable Fuels 7.8%

Encore Acquisition (2)	1,415,000	106,394
Forest Oil (2)	655,000	48,798
GeoMet (2)	1,230,000	11,660
Mariner Energy (2)	685,000	25,324
NGAS Resources (2)	1,070,000	9,930
Penn Virginia	1,615,000	121,803
Whiting Petroleum (2)	782,300	82,986
		406,895
Total Energy		638,535

FINANCIALS 16.6%

Capital Markets 2.2%

Ares Capital	2,470,000	24,898
Capital Southwest	110,000	11,465
Gladstone Capital	380,000	5,791
Hercules Technology Growth	950,000	8,484
JMP (1)	1,000,000	6,610
KBW (2)	535,000	11,010
Kohlberg Capital	600,000	6,000
PennantPark Investment (2)	610,000	4,398
Piper Jaffray (2)	396,537	11,631
Sanders Morris Harris Group	1,200,000	8,136
Stifel Financial (2)	390,000	13,412
		111,835

Commercial Banks 3.6%		
Bridge Capital (1)(2)	600,000	7,068
Burke & Herbert	3,404	4,578
Cascade Bancorp	1,055,000	8,123
Cobiz Financial (1)	1,250,000	8,225
East West Bancorp	2,080,000	14,685
Farmers & Merchants Bank of Long Beach	900	4,275
First Financial Fund	850,000	7,038
Glacier Bancorp	1,910,000	30,541
Home Bancshares	590,916	13,284
Nexity Financial (1)(2)	605,000	2,813
Preferred Bank (1)	583,550	3,023
Provident Bankshares	750,000	4,785
Sandy Spring Bancorp	355,000	5,886
SVB Financial Group (2)	800,000	38,488
Texas Capital Bancshares (2)	290,300	4,645
UCBH Holdings	1,950,000	4,388
Wintrust Financial	990,000	23,611
		185,456
Diversified Financial Services 0.2%		
Compass Diversified Holdings	1,055,000	12,059
		12,059
Insurance 4.1%		
Employers Holdings	425,000	8,798
Markel (2)	133,000	48,811
Max Capital Group	1,655,000	35,301
National Interstate (1)	1,165,000	21,413
ProAssurance (1)(2)	1,600,000	76,976
Procentury (1)	930,397	14,737
Seabright Insurance (2)	615,000	8,905
		214,941

Real Estate Investment Trusts (REITs) 6.4%

Acadia Realty Trust, REIT	245,000	5,672
Cedar Shopping Centers, REIT	1,250,000	14,650
EastGroup Properties, REIT	475,000	20,377
First Potomac Realty Trust, REIT	279,000	4,252
Hatteras Financial, REIT (1)	130,000	2,989
Hatteras Financial, REIT (1)(3)	1,000,000	22,990
Kilroy Realty, REIT	1,315,800	61,882
Kite Realty Group Trust, REIT (1)	2,185,000	27,312
LaSalle Hotel Properties, REIT	1,115,000	28,020
New York Mortgage, REIT (1)	750,000	4,500
Parkway Properties, REIT	510,000	17,202
Potlatch, REIT	900,000	40,608
Redwood Trust, REIT	590,000	13,446
Saul Centers, REIT	369,600	17,368
Strategic Hotel Capital, REIT	1,950,000	18,271
Washington SBI, REIT	1,113,400	33,458
		332,997

Thrifts & Mortgage Finance 0.1%

United Financial Bancorp	670,000	7,484
		7,484
Total Financials		864,772

HEALTH CARE 6.0%

Biotechnology 1.1%

Combinatorx (2)	819,400	2,909
Cougar Biotechnology (2)	843,800	20,108
deCODE genetics (2)	848,500	781
Inhibitex (2)	1,700,000	1,122
Inhibitex, Warrants, 11/20/09, Acquisition Date: 11/10/04 Acquisition Cost $0 (2)(4)	211,281	—
Lexicon Pharmaceuticals (2)	1,903,275	3,045

INDUSTRIALS & BUSINESS SERVICES 25.4%

Aerospace & Defense 0.2%		
American Science Engineering	95,300	4,911
Breeze-Eastern (1)(2)	589,200	6,419
		11,330
Air Freight & Logistics 1.5%		
Hub Group, Class A (2)	1,435,000	48,977
UTi Worldwide	1,410,000	28,129
		77,106
Airlines 0.2%		
Alaska Air Group (2)	330,000	5,062
SkyWest	289,917	3,668
		8,730
Building Products 2.3%		
Ameron International (1)	520,000	62,390
Builders FirstSource (2)	1,265,000	6,717
Gibraltar Industries	1,407,800	22,482
Universal Forest Products (1)	1,000,000	29,960
		121,549
Commercial Services & Supplies 5.9%		
American Ecology	730,000	21,557
Casella Waste Systems, Class A (2)	1,251,554	15,256
Comfort Systems USA	328,600	4,416
Courier (1)	988,500	19,849
FTI Consulting (2)	1,475,000	100,979
G&K Services, Class A	680,000	20,713
McGrath RentCorp (1)	1,672,400	41,124
MPS Group (2)	2,127,800	22,619
Navigant Consulting (2)	940,000	18,386
On Assignment (2)	100,000	802

School Specialty (2)	519,745	15,452
Waste Connections (2)	750,000	23,948
		305,101
Construction & Engineering 0.8%		
Insituform Technologies (1)(2)	1,675,000	25,510
Pike Electric (2)	465,000	7,724
Sterling Construction (2)	530,700	10,540
		43,774
Electrical Equipment 2.3%		
Belden	1,150,000	38,962
BTU International (1)(2)	700,000	8,323
C&D Technologies (1)(2)	1,750,000	14,805
Franklin Electric	320,000	12,410
LSI Industries	225,000	1,827
Woodward Governor	1,226,400	43,733
		120,060
Industrial Conglomerates 1.4%		
Raven Industries (1)	2,141,600	70,202
Smith Investment	20,000	1,875
		72,077
Machinery 3.9%		
3-D Systems (1)(2)	1,954,000	18,563
Accuride (2)	945,000	4,016
Astec Industries (2)	100,000	3,214
Badger Meter	705,688	35,659
Cascade	360,000	15,235
CIRCOR International	351,300	17,210
Greenbrier Companies	330,000	6,699
K-Tron (1)(2)	256,323	33,220
Lydall (1)(2)	1,020,000	12,801
Middleby (2)	140,000	6,147

Nordson	555,700	40,505
Oshkosh	535,000	11,069
		204,338
Marine 1.6%		
International Shipholding (1)(2)	739,300	17,329
Kirby Corporation (2)	1,010,000	48,480
Overseas Shipholding Group	240,000	19,085
		84,894
Road & Rail 4.6%		
Dollar Thrifty Auto Group (1)(2)	1,447,700	13,681
Genesee & Wyoming, Class A (2)	1,945,000	66,169
Landstar Systems	2,560,000	141,363
USA Truck (2)	490,000	5,894
Vitran (1)(2)	900,000	13,491
		240,598
Trading Companies & Distributors 0.6%		
Aceto (1)	1,450,000	11,078
Beacon Roofing Supply (2)	1,615,000	17,135
		28,213
Transportation Infrastructure 0.1%		
Quixote	429,401	3,534
		3,534
Total Industrials & Business Services		1,321,304
INFORMATION TECHNOLOGY 10.3%		
Communications Equipment 0.2%		
Comarco (1)(2)	670,000	2,438
IXIA (2)	940,000	6,533
ShoreTel (2)	200,000	884

Zhone Technologies (2)	2,400,000	1,872
		11,727
Computers & Peripherals 1.1%		
Intevac (2)	745,000	8,404
Palm (2)	2,366,000	12,753
Synaptics (2)	650,000	24,524
Xyratex (2)	750,000	12,487
		58,168
Electronic Equipment & Instruments 3.0%		
Cyberoptics (1)(2)	635,500	6,234
Electro Rent (1)	2,006,900	25,167
FLIR Systems (2)	1,360,000	55,175
Gsi Group (2)	1,075,000	8,342
GTSI (1)(2)	791,019	5,988
Littelfuse (2)	660,000	20,823
Methode Electronics	510,000	5,330
Newport (2)	728,900	8,302
Richardson Electronics	710,000	4,210
Synnex (2)	350,000	8,782
Zygo (1)(2)	950,000	9,338
		157,691
Internet Software & Services 0.9%		
Ariba (2)	160,000	2,354
Clarus (2)	530,000	2,968
Saba Software (2)	850,000	2,728
Taleo, Class A (2)	620,000	12,146
Vignette (2)	626,500	7,518
Websense (2)	1,000,000	16,840
		44,554
IT Services 0.5%		
Edgewater Technology (2)	250,000	1,202

Kratos Defense & Security Solutions (2)	2,232,400	4,376
Safeguard Scientifics (2)	3,306,000	4,099
StarTek (1)(2)	925,000	8,695
TNS (2)	360,000	8,626
		26,998
Semiconductor & Semiconductor Equipment 2.7%		
Actions Semiconductor, ADR (2)	1,850,000	6,383
Advanced Energy Industries (2)	1,211,800	16,602
ATMI (2)	410,000	11,447
Axcelis Technologies (2)	1,000,000	4,880
Brooks Automation (2)	2,220,000	18,359
Cabot Microelectronics (2)	280,000	9,282
California Micro Devices (1)(2)	1,600,000	4,976
Cohu	1,000,000	14,680
Conexant Systems (2)	240,000	1,080
Cymer (2)	120,000	3,226
Entegris (2)	600,000	3,930
Exar (2)	1,210,000	9,123
FormFactor (2)	295,000	5,437
Lattice Semiconductor (2)	765,000	2,394
Mattson Technology (2)	705,000	3,356
Micrel	400,000	3,660
Standard Microsystems (2)	370,000	10,046
Veeco (2)	350,000	5,628
Zarlink Semiconductor (2)	4,500,000	3,960
		138,449
Software 1.9%		
Ansoft (2)	210,000	7,644
Callidus Software (2)	800,000	4,000
Catapult Communications (2)	589,600	4,198
Progress Software (2)	1,300,000	33,241
SPSS (2)	680,000	24,732

Symyx Technologies (2)	1,050,000	7,329
Wind River Systems (2)	1,625,000	17,696
		98,840
Total Information Technology		536,427

MATERIALS 6.1%

Chemicals 2.5%

Airgas	119,700	6,989
American Vanguard (1)	2,000,000	24,600
Arch Chemicals	900,000	29,835
Hawkins Chemical	456,840	6,834
Innospec (1)	2,306,400	43,407
Material Sciences (2)	449,349	3,640
Minerals Technologies	10,000	636
Penford (1)	1,000,000	14,880
		130,821

Containers & Packaging 0.3%

Chesapeake (2)	560,100	1,316
Myers Industries (1)	1,880,000	15,322
		16,638

Metals & Mining 2.4%

AMCOL International	3,300	94
Carpenter Technology	1,365,000	59,582
Centerra Gold (CAD) (2)(3)	948,600	4,437
Franco Nevada (CAD)	110,000	2,665
Sims, ADR	1,230,000	49,077
Stillwater Mining (2)	460,000	5,442
Synalloy	190,000	2,930
		124,227

Paper & Forest Products 0.9%

Deltic Timber (1)	685,300	36,670

Wausau Paper	1,100,000	8,481
		45,151
Total Materials		316,837

TELECOMMUNICATION SERVICES 0.7%

Diversified Telecommunication Services 0.7%

Hickory Technology	500,000	4,135
Premiere Global Services (2)	2,100,000	30,618
Total Telecommunication Services		34,753

TRUSTS & MUTUAL FUNDS 1.5%

Trusts & Mutual Funds 1.5%

Central Fund of Canada, Class A	1,926,500	24,948
European Capital (EUR)	725,000	7,051
European Capital, Acquisition Date: 9/30/05-12/27/06 Acquisition Cost $8,100 (EUR) (2)(4)	646,624	6,302
iShares Russell 2000 Value	645,000	41,280
Total Trusts & Mutual Funds		79,581

UTILITIES 3.8%

Electric Utilities 1.9%

Cleco	1,275,000	29,746
El Paso Electric (2)	1,640,000	32,472
Empire District Electronics	990,000	18,355
UniSource Energy	630,000	19,536
		100,109

Gas Utilities 0.5%

Sino Gas International Holdings, Acquisition Date: 9/10/07 Acquisition Cost $5,500 (1)(2)(4)	2,376,944	2,941
Southwest Gas	790,000	23,487
		26,428

Independent Power Producers & Energy Traders 0.1%		
MMC Energy (1)(2)	1,390,000	3,114
		3,114
Multi-Utilities 1.1%		
Black Hills	1,400,000	44,884
Vectren	440,000	13,732
		58,616
Water Utilities 0.2%		
Southwest Water	845,000	8,467
Western Water (2)	2,259	–
		8,467
Total Utilities		196,734
Total Common Stocks (Cost $3,252,344)		4,832,726
PREFERRED STOCKS 0.0%		
CONSUMER DISCRETIONARY 0.0%		
Broadcasting 0.0%		
Spanish Broadcasting	2,394	1,556
Total Preferred Stocks (Cost $2,340)		1,556
CONVERTIBLE PREFERRED STOCKS 0.5%		
FINANCIALS 0.3%		
Commercial Banks 0.3%		
East West Bancorp (2)	15,360	10,779
Provident Bankshares, Acquisition Date: 4/14/08 Acquisition Cost $1,900 (2)(4)	1,900	1,039
UCBH Holdings (2)	6,000	4,194
Total Financials		16,012

SHORT-TERM INVESTMENTS 5.1%

Money Market Funds 5.0%

T. Rowe Price Reserve Investment Fund, 2.71% (1)(6)	259,378,990	259,379
		259,379

U.S. Treasury Obligations 0.1%

U.S. Treasury Bills, 1.87%, 9/18/08	7,200,000	7,170
		7,170
Total Short-Term Investments (Cost $266,549)		266,549
Total Investments in Securities		
100.0% of Net Assets (Cost $3,649,231)		$ 5,203,232

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Affiliated Companies

(2) Non-income producing

(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $34,130 and represents 0.7% of net assets.

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $12,943 and represents 0.2% of net assets.

(5) Bank debt positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

(6) Seven-day yield

ADR American Depository Receipts

REIT Real Estate Investment Trust

CAD Canadian Dollar

EUR Euro

[1]Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/08	Value 12/31/07
3-D Systems	$ -	$ -	$ -	$ 18,563	$ 30,170
Aaron Rents, Class A	193	-	23	14,632	12,419
Aaron Rents, Class B	272	-	71	49,461	42,328
Aceto	-	-	218	11,078	11,600
American Vanguard	-	-	100	24,600	34,700
Ameron International	-	-	286	62,390	47,918
Atrion	193	-	81	16,290	21,420
Badger Meter	-	-	-	**	31,721
Breeze-Eastern	240	-	-	6,419	6,165
Bridge Capital	6,950	-	-	7,068	*
BTU International	-	-	-	8,323	9,324
C&D Technologies	57	-	-	14,805	11,501
California Micro Devices	-	-	-	4,976	7,424
Capital Senior Living	-	-	-	13,120	17,278
Casella Waste Systems, Class A	-	-	-	**	19,821
Cavalier Homes	-	-	-	3,152	3,120
Cavco Industries	289	-	-	17,183	17,428
Chromcraft Revington	-	-	-	1,587	2,254
Cobiz Financial	475	-	169	8,225	17,993
Comarco	-	-	-	2,438	3,705
Cougar Biotechnology	-	-	-	**	27,592
Courier	-	2	396	19,849	32,680
CSS Industries	-	-	275	23,009	34,865
Culp	-	4	-	6,029	5,995
Cyberoptics	248	10	-	6,234	7,355
Deltic Timber	-	-	103	36,670	35,286

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,649,231)	$ 5,203,232
Foreign currency (cost $9,921)	9,742
Receivable for investment securities sold	8,662
Receivable for shares sold	6,321
Dividends and interest receivable	5,714
Cash	12
Other assets	57
Total assets	5,233,740
Liabilities	
Payable for investment securities purchased	20,376
Payable for shares redeemed	3,729
Investment management fees payable	2,924
Due to affiliates	553
Other liabilities	859
Total liabilities	28,441
NET ASSETS	$ 5,205,299
Net Assets Consist of:	
Undistributed net investment income	$ 11,044
Accumulated undistributed net realized gain	259,718
Net unrealized gain	1,553,824
Paid-in capital applicable to 149,932,178 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	3,380,713
NET ASSETS	$ 5,205,299
NET ASSET VALUE PER SHARE	
Investor Class ($4,650,061,100 / 133,852,635 shares outstanding)	$ 34.74
Advisor Class ($555,237,580 / 16,079,543 shares outstanding)	$ 34.53

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 9,311	$ 37,413
Net realized gain	213,539	534,314
Change in net unrealized loss	(421,958)	(565,422)
Increase (decrease) in net assets from operations	(199,108)	6,305
Distributions to shareholders		
Net investment income		
Investor Class	–	(34,148)
Advisor Class	–	(2,832)
Net realized gain		
Investor Class	–	(594,982)
Advisor Class	–	(81,294)
Decrease in net assets from distributions	–	(713,256)
Capital share transactions*		
Shares sold		
Investor Class	420,779	723,126
Advisor Class	77,119	149,072
Distributions reinvested		
Investor Class	–	603,938
Advisor Class	–	66,415
Shares redeemed		
Investor Class	(527,447)	(1,156,141)
Advisor Class	(171,871)	(199,169)
Redemption fees received	99	245
Increase (decrease) in net assets from capital share transactions	(201,321)	187,486
Net Assets		
Decrease during period	(400,429)	(519,465)
Beginning of period	5,605,728	6,125,193
End of period	**$ 5,205,299**	**$ 5,605,728**
Undistributed net investment income	11,044	1,733

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2008, the fund realized $374,000 of net gain on $573,000 of in-kind redemptions.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the six months ended June 30, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Purchased options are reflected in the accompanying Portfolio of Investments at market value.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $356,979,000 and $479,955,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $3,649,231,000. Net unrealized gain aggregated $1,553,824,000 at period-end, of which $2,164,094,000 related to appreciated investments and $610,270,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $76,000 for Price Associates, $770,000 for T. Rowe Price Services, Inc., and $1,639,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2008, the fund was allocated $535,000 of Retirement Funds’ expenses, of which $406,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 10% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 104,858 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008